DEAR SHAREHOLDER,

We are pleased to enclose the annual report of the operations of Integrity Small-Cap Fund of Funds, Inc. (the "Fund") for the year ended December 31, 2001. The Fund's portfolio and related financial statements are presented within for your review.

The highlight of 2001 is that it is finally over. All the news that was fit to print was negative. The economy has been in a recession since March, the nation's unemployment rate climbed to a six year high in December, manufacturing activity declined in October to its lowest level since February 1991, consumer confidence fell in October to a 7 1/2 year low, and a devastating terrorist attack on September 11 that will never be forgotten.

Despite a fourth quarter rally in stock prices, the S&P 500 index and the NASDAQ both suffered back-to-back losses for the first time since 1973-74. The S&P 500 fell 13% in 2001 after dropping 10% in 2000. The NASDAQ lost 21% in 2001, following a 39% decline last year. The Russell 2000 index of small cap stocks bucked the trend and posted positive returns for 2001. Led by the small cap value category, the Russell 2000 index returned 2.5% for the year.

We are happy to report that the Integrity Small-Cap Fund of Funds returned 6.16% in 2001, outperforming all major stock indexes including the Russell 2000, NASDAQ and S&P 500.

As we enter the New Year there appears to be a general consensus the economy will regain its footing in 2002 and resume its upswing. Following 11 interest rate cuts in 2001, restless investors will begin to turn to the stock market for higher returns. Anemic money market rates combined with low inflation bode well for the stock market to recharge itself. The previous 10 recessions lasted on average 10 months. We are now 9 months into the current recession. Consumer confidence rose in December suggesting perhaps Americans feel the worst of the recession is over.

For current and prospective shareholders it's important to stay invested. The stock market usually rebounds before the economy does and most stock returns come in short sudden bursts. Over 90% of historical returns of the stock market can be attributed to only about 7% of all trading days.

Long-term capital appreciation and growth of income continues to be the primary objectives as management monitors the investment industry.


Sincerely,



The Portfolio Management Team



TERMS & DEFINITIONS
-------------------

APPRECIATION
   Increase in value of an asset.

AVERAGE ANNUAL TOTAL RETURN
   A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

CONSUMER PRICE INDEX
   A commonly used measure of inflation; it does not represent an investment return.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
   A charge applied at the time of the redemption which assumes redemption at the end of the period.

DEPRECIATION
   Decrease in value of an asset.

GROWTH FUND
   A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

GROWTH & INCOME FUND
   Fund that invests in common stocks for both current income and long-term growth of capital and income.

LOAD
   A mutual fund whose shares are sold with a sales charge added to the net asset value.

MARKET VALUE
   Actual price at which a fund trades in the market place.

NET ASSET VALUE (NAV)
   The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

NO-LOAD
   A mutual fund whose shares are sold without a sales charge added to the net asset value.

TOTAL RETURN
   Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE AND COMPOSITION
---------------------------
PORTFOLIO LOAD TYPES
[pie chart]
No-Load                       100%

The Load Structure reflects the type of sales load typically charged by each fund in the portfolio. As of 12-31-2001, the Fund has not paid a sales load to any fund.


PORTFOLIO INVESTMENT STYLE
[pie chart]
SG - Small Growth            46.6%
SV - Small Value             30.0%
SB - Small Blend             23.4%

The Portfolio Investment Style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.
These percentages are subject to change.

COMPARATIVE INDEX GRAPH
------------------------
[line graph]

Comparison of change in value of a $10,000 investment in the Integrity Small-Cap Fund of Funds and the Russell 2000 Index

                    Integrity Small-Cap        Integrity Small-Cap
                    Fund of Funds              Fund of Funds
                    w/o CDSC                   w/ CDSC                  Russell 2000 Index
                    ------------------------------------------------------------------------
07/05/2000          $10,000                   $10,000                   $10,000
2000                $ 9,387                   $ 9,255                   $ 9,330
2001                $ 9,965                   $ 9,826                   $ 9,426

                                   AVERAGE ANNUAL TOTAL RETURNS
                                For periods ending December 31, 2001
                                -------------------------------------

                                                                                          Since Inception
                              1 year                5 year            10 year             (July 5, 2000)
----------------------------------------------------------------------------------------------------------
Without CDSC                   6.16%                  N/A                N/A                   (0.23)%
With CDSC (1.50% Max)          4.66%                  N/A                N/A                   (1.17)%
----------------------------------------------------------------------------------------------------------

PUTTING PERFORMANCE INTO PERSPECTIVE
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

                                                KEY STATISTICS
                                                --------------
12-29-2000 NAV (share value)               $8.76               Number of Issues                      21
12-31-2001 NAV                             $9.30               Total Net Assets                     $927,723


DIRECTOR INFORMATION
                                            POSITION(S)
NAME AND ADDRESS                AGE      HELD WITH EACH FUND             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS1
--------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas2                     80             Director                 Retired; Attorney; Director, Integrity Fund of
904 NW 27th                                                               Funds, Inc., Integrity Small-Cap Fund of Funds,
Minot, North Dakota  58701                                               Inc. (since September 1998), ND Tax-Free Fund,
                                                                         Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                         Tax-Free Fund, Inc., and ND Insured Income Fund,
                                                                         Inc. (December 1994 to August 1999); Trustee,
                                                                         Ranson Managed Portfolios; Director, First Western
                                                                         Bank & Trust.
Orlin W. Backes3                 66             Director                 Attorney, McGee, Hankla, Backes & Dobrovolny,
15 2nd Ave. SW, Suite 305                                                P.C.; Director, ND Insured Income Fund, Inc.
Minot, North Dakota  58701                                               (March 1995 to August 1999), ND Tax-Free Fund,
                                                                         Inc., Montana Tax-Free Fund, Inc., South Dakota
                                                                         Tax-Free Fund, Inc., Integrity Fund of Funds,
                                                                         Inc., and Integrity Small-Cap Fund of Funds, Inc.
                                                                         (since September 1998); Trustee, Ranson Managed
                                                                         Portfolios; Director, First Western Bank & Trust.
R. James Maxson4                 54             Director                 Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.
15 2nd Ave. SW, Suite 305                                                (since April  2000); Attorney, Farhart, Lian and
Minot, North Dakota  58701                                               Maxson, P.C.(March 1976 to March 2000); Director,
                                                                         ND Tax-Free Fund, Inc., (since January 1999),
                                                                         Montana Tax-Free Fund, Inc., (since January 1999),
                                                                         South Dakota Tax-Free Fund, Inc. (since January
                                                                         1999), Integrity Fund of Funds, Inc. (since
                                                                         January 1999), and Integrity Small-Cap Fund of
                                                                         Funds, Inc. (since January 1999); Trustee, Ranson
                                                                         Managed Portfolios (since January 1999).
Peter A. Quist5                  67            Director                  Attorney; Director and Vice-President, ND
1 North Main                                Vice-President               Holdings, Inc.; Director, Vice-President, and
Minot, North Dakota  58703                    Secretary                  Secretary, ND Money Management, Inc., ND Capital,
                                                                         Inc., ND Resources, Inc., ND Insured Income Fund,
                                                                         Inc. (November 1990 to August 1999), ND Tax-Free
                                                                         Fund, Inc., Montana Tax-Free Fund, Inc., South
                                                                         Dakota Tax-Free Fund, Inc., Integrity Fund of
                                                                         Funds, Inc., Integrity Small-Cap Fund of Funds,
                                                                         Inc. (since September 1998), The Ranson Company,
                                                                         Inc. (January 1996 to February 1997), and Ranson
                                                                         Capital Corporation; Vice-President and Secretary,
                                                                         Ranson Managed Portfolios; Director, ARM
                                                                         Securities Corporation (since May 2000).
Robert E. Walstad6               57            Director                  President (May 1988 to September 2001), Director
1 North Main                                   President                 (since May 1988), and CEO, ND Holdings, Inc.;
Minot, North Dakota  58703                     Treasurer                 Director, President, and Treasurer, ND Money
                                                                         Management, Inc., ND Capital, Inc., ND Resources,
                                                                         Inc., ND Insured Income Fund, Inc. (November 1990
                                                                         to August 1999), Integrity Fund of Funds, Inc.,
                                                                         Integrity Small-Cap Fund of Funds, Inc. (since
                                                                         September 1998), ND Tax-Free Fund, Inc., Montana
                                                                         Tax-Free Fund, Inc., South Dakota Tax-Free Fund,
                                                                         Inc.; Trustee, Chairman, President, and Treasurer,
                                                                         Ranson Managed Portfolios; Director, President,
                                                                         CEO, and Treasurer, The Ranson Company, Inc.
                                                                         (January 1996 to February 1997), and Ranson
                                                                         Capital Corporation; President (October 1999 to
                                                                         October 2001), Director (since October 1999),
                                                                         Magic Internet Services, Inc.; President (May 2000
                                                                         to November 2001), Director since (May
                                                                         2000), CEO, ARM Securities Corporation.

__________________________
1   Except as otherwise indicated, each individual has held the office(s) shown for the past five years.  Messrs. Aas, Backes, and Walstad were elected to the Board of Trustees of Ranson Managed Portfolios at a joint special meeting of the shareholders of The Kansas Municipal Fund Series, The Kansas Insured Municipal Fund - Limited Maturity (subsequently renamed "The Kansas Insured I ntermediate Fund") Series, and The Nebraska Municipal Fund Series of Ranson Managed Portfolios held on December 11, 1995, but did not assume office until January 5, 1996.
2   Mr. Aas has served on the Board of Directors of the Fund since its inception.
3   Mr. Backes has served on the Board of Directors of the Fund since its inception.
4   Mr. R. James Maxson was elected to the board of directors of ND Tax-Free
Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds,
Inc., and the board of trustees for the four series of Ranson Managed Portfolios on December 4, 1998, effective January 1, 1999.
5   Mr. Quist  has served on the Board of Directors of the Fund and as an officer of the Fund since its inception.  He was elected to the board of
South Dakota Tax-Free Fund, Inc. on April 7, 1995, and has served as the vice president and secretary of such fund since its inception.
6   Mr. Walstad has served on the Board of Directors of the Fund and as the president and treasurer of the Fund since its inception.


The SAI has additional information about the Fund's directors and is available at 1(800) 601-5593 without charge upon request.



SCHEDULE OF INVESTMENTS December 31, 2001
-----------------------------------------

NAME OF ISSUER
Percentages represent the market value
of each investment category to total net assets                         Quantity              Market  Value
-----------------------------------------------------------------------------------------------------------
MUTUAL FUNDS (93.4%)
Alleghany/Veredus Aggressive Growth Fund...............................   1,849               $    35,495
American Century Small-Cap Value.......................................   4,743                    38,035
Berger Small Cap Value Fund............................................   1,339                    37,577
Bjurman Micro-Cap Growth Fund..........................................     918                    45,205
Bogle Small Cap Growth Fund............................................   1,786                    35,906
Boston Partners Small-Cap Value........................................   2,203                    39,185
Brown Capital Small Co. Inst. .........................................   1,665                    58,568
Buffalo Small Cap......................................................   2,316                    46,224
First American Invt. Funds Micro-Cap...................................   2,339                    51,451
FMI Focus Fund.........................................................   1,360                    40,181
Fremont U.S. Micro-Cap Fund............................................   1,073                    30,351
ICM/Isabelle Small-Cap Value Fund......................................   3,057                    36,164
Meridian Value Fund....................................................   1,235                    40,044
Royce Low-Priced Stock Fund............................................   2,915                    34,015
Royce Opportunity Fund.................................................   3,401                    30,646
RS Diversified Growth Fund.............................................   2,169                    50,448
Strong Small-Cap Value Fund............................................   1,944                    39,314
Tocqueville Small-Cap Value Fund.......................................   2,506                    38,420
Turner Small-Cap Value.................................................   2,170                    42,431
Wasatch Core Growth Fund...............................................   1,340                    46,381
Wasatch Micro Cap Fund.................................................   7,630                    50,434
                                                                                              -----------

TOTAL MUTUAL FUNDS (COST: $804,100) ..........................................................$   866,475
                                                                                              -----------
SHORT-TERM SECURITIES (6.9%)
Wells Fargo Cash Investment Money Market (COST: $64,297) .....................................$    64,297
                                                                                              -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $868,397) .............................................$   930,772
OTHER ASSETS LESS LIABILITIES ................................................................     (3,049)
                                                                                              -----------
NET ASSETS....................................................................................$   927,723
                                                                                              ===========

The accompanying notes are an integral part of these financial statements.


FINANCIAL STATEMENTS December 31, 2001
--------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001
------------------------------------

ASSETS
     Investments in securities, at value (cost: $868,397) ...........  $    930,772
     Accrued interest receivable.....................................            95
     Prepaid expenses................................................           227
                                                                     --------------
        Total Assets.................................................  $    931,094
                                                                     --------------

LIABILITIES
     Accrued expenses................................................  $      3,371
                                                                     --------------
        Total Liabilities............................................  $      3,371
                                                                     --------------

NET ASSETS...........................................................  $    927,723
                                                                     ==============
Net assets are represented by:
     Capital stock outstanding, at par...............................  $         10
     Additional paid-in capital......................................       899,152
     Accumulated undistributed net realized
     gain (loss) on investments......................................       (33,814)
     Unrealized appreciation on investments..........................        62,375
                                                                     --------------
        Total amount representing net assets applicable to
        99,762 outstanding shares of $.0001 par value
        common stock (1,000,000,000 shares authorized) ..............  $    927,723
                                                                     ==============
Net asset value per share............................................  $       9.30
                                                                     ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 2001
------------------------------------

INVESTMENT INCOME
    Dividends........................................................  $      4,628
    Interest.........................................................         1,973
                                                                     --------------
         Total Investment Income.....................................  $      6,601
                                                                     --------------
EXPENSES
    Investment advisory fees.........................................  $      5,244
    12b-1 fees.......................................................         4,371
    Transfer agent fees..............................................           891
    Accounting service fees..........................................        24,334
    Custodian fees...................................................            88
    Transfer agent out-of-pockets....................................           231
    Professional fees................................................         3,942
    Directors fees...................................................         1,523
    Reports to shareholders..........................................           598
    Insurance expense................................................            25
    License, fees, and registrations.................................         2,290
                                                                     --------------
        Total expenses...............................................  $     43,537
    Less expenses waived or absorbed
    by the Fund's Manager............................................       (34,214)
                                                                     --------------
        Total Net Expenses...........................................  $      9,323
                                                                     --------------
NET INVESTMENT INCOME (LOSS) ........................................  $     (2,722)
                                                                     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) from:
     Capital gain distributions......................................  $     11,157
     Investment transactions.........................................       (44,971)
     Net change in unrealized appreciation (depreciation) of:
     Investments.....................................................       101,940
                                                                     --------------
          Net realized and unrealized gain
          (loss) on investments......................................  $     68,126
                                                                     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......  $     65,404
                                                                     ==============


The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS  December 31, 2001
---------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2001,
and the period since inception (July 5, 2000) through December 29, 2000
-----------------------------------------------------------------------
                                                                                                       For The Period
                                                                              For The                  Since Inception
                                                                            Year  Ended                (July 5, 2000)
                                                                        December 31, 2001           Thru December 29, 2000
                                                                        ---------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss) .......................................   $     (2,722)                 $     11,778
    Net realized gain (loss) on investment .............................        (33,814)                        8,033
    Net unrealized appreciation (depreciation) on investments...........        101,940                       (39,565)
                                                                        ---------------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Operations.....................................................   $     65,404                  $    (19,754)
                                                                        ---------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.00 and $.38 per share,
     respectively) .....................................................   $          0                  $    (11,801)
     Distributions from net realized gain on investments ($.00 and $.25
     per share, respectively) ..........................................              0                        (8,033)
                                                                        --------------------------------------------------
         Total Dividends and Distributions..............................   $          0                  $    (19,834)
                                                                        --------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares........................................   $    578,354                  $    320,609
    Proceeds from reinvested dividends..................................              0                        19,836
    Cost of shares redeemed.............................................        (16,892)                            0
                                                                        --------------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions.....................................   $    561,462                  $    340,445
                                                                        --------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.................................   $    626,866                  $    300,857

NET ASSETS, BEGINNING OF PERIOD.........................................        300,857                             0
                                                                        --------------------------------------------------
NET ASSETS, END OF PERIOD...............................................   $    927,723                  $    300,857
                                                                        ==================================================

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2001

Note 1.   ORGANIZATION
          Integrity Small-Cap Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on September 10, 1998 and commenced operations on July 5, 2000. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

          Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          INVESTMENT SECURITY VALUATION - Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

          FEDERAL AND STATE INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 2001 a net loss carryforward totaling $33,814, which may be used to offset capital gains realized during subsequent years through December 31, 2009.

DIVIDENDS AND DISTRIBUTIONS PER SHARE
-------------------------------------
TO SHAREHOLDERS                  PAYMENT              FROM NET               FROM NET REALIZED          FROM NET REALIZED
OF RECORD                         DATE            INVESTMENT INCOME          SHORT-TERM GAINS           LONG-TERM GAINS
-------------------------------------------------------------------------------------------------------------------------
December 27, 2001           December 28, 2001            .0000                    .0000                       .0000

          DISTRIBUTIONS TO SHAREHOLDERS - The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Distributions are recorded on the ex-dividend date.

          Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for non-taxable dividends, and losses deferred due to wash sales.

          Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

          DIVIDEND INCOME - Dividend income is recognized on the ex-dividend date.

          FUTURES CONTRACTS - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

          A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation
          (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

          Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

          USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.   CAPITAL SHARE TRANSACTIONS
          As of December 31, 2001, there were 1,000,000,000 shares of $.0001 par value authorized; 99,762 and 34,330 shares were outstanding at December 31, 2001, and December 29, 2000, respectively.

          Transactions in capital shares were as follows:

                                                                                  Shares
                                                                                  ------
                                                                  For The                       For The
                                                                 Year Ended                    Year Ended
                                                               December 31, 2001           December 29, 2000
                                                               ---------------------------------------------
Shares sold....................................................    67,295                         32,089
Shares issued on reinvestment of dividends.....................         0                          2,241
Shares redeemed................................................    (1,863)                             0
                                                               ---------------------------------------------
Net increase (decrease) .......................................    65,432                         34,330
                                                               =============================================


Note 4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
          ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

          The Fund has engaged ND Money Management, Inc., to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has waived all investment advisory fees for the year ended December 31, 2001. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

          The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has waived all 12b-1 fee expenses for the year ended December 31, 2001.

          ND Resources, Inc. (the transfer agent) provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has waived all of transfer agency fees for the year ended December 31, 2001. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $2,820 of accounting service fees after partial waiver for the year ended December 31, 2001. The Fund has a payable to ND Resources, Inc. of $1,014 at December 31, 2001 for accounting service fees.

Note 5.   INVESTMENT SECURITY TRANSACTIONS
          The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $637,550 and $67,028, respectively, for the year ended December 31, 2001.

Note 6.   INVESTMENT IN SECURITIES
          At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $868,397, and the net unrealized appreciation of investments based on the cost was $62,375, which is comprised of $79,317 aggregate gross unrealized appreciation and $16,942 aggregate gross unrealized depreciation.




FINANCIAL STATEMENTS December 31, 2001
--------------------------------------

Selected per share data and ratios for the period indicated
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
                                                                                        For the Period
                                                           For The                      Since Inception
                                                          Year Ended                     (July 5, 2000)
                                                        December 31, 2001            Thru December 29, 2000
                                                        ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................  $    8.76                         $    10.00
                                                        ---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ......................  $    (.03)                        $      .38
     Net realized and unrealized gain (loss) on
     investment and futures transactions................        .57                               (.99)
                                                        ---------------------------------------------------
         Total Income (Loss) From
         Investment Operations..........................  $     .54                         $     (.61)
                                                        ---------------------------------------------------
LESS DISTRIBUTIONS:
     From net investment income ........................  $     .00                         $     (.38)
     Distributions from net realized gains..............        .00                               (.25)
                                                        ---------------------------------------------------
         Total Distributions............................  $     .00                         $     (.63)
                                                        ---------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........................  $    9.30                         $     8.76
                                                        ===================================================
TOTAL RETURN............................................       6.16%(A)                          (6.13)%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) ..........  $    928                          $    301
     Ratio of net expenses (after expense assumption) to
     average net assets.................................       1.60%(B)                           1.55%(B)(C)
     Ratio of net investment income to
     average net assets.................................      (0.47)%                             5.64%
     Portfolio turnover rate............................      14.35%                              1.99%

(A) Excludes contingent deferred sales charge of 1.5%.
(B) During the period indicated above, ND Holdings, Inc. assumed/waived expenses of $34,214 and $13,196, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 7.45% and 14.19%, respectively.
(C)  Ratio is annualized.

The accompanying notes are an integral part of these financial statements.



INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Small-Cap Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Small-Cap Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 2001, the related statement of operations for the year ended December 31, 2001, the statement of changes in net assets and the financial highlights for the period from inception (July 5, 2000) through December 29, 2000 and the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence
supporting the amounts and disclosures in the financial statements.    Our
procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Small-Cap Fund of Funds, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods mentioned in the above paragraph, in conformity with accounting principles generally accepted in the United States of America.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 05, 2002